DUNHAM FUNDS

Dunham Emerging Markets Stock Fund

Class A (DAEMX)

Class C (DCEMX)

Class N (DNEMX)

Supplement dated April 1, 2019 to the Statutory Prospectus dated February 28, 2019 (the “Prospectus”) and the Summary Prospectus dated February 28, 2019 (the “Summary Prospectus”). This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

The purpose of this supplement is to describe important changes to the Dunham Emerging Markets Stock Fund (the “Fund”).

Effective April 1, 2019, NS Partners Ltd. (“NS Partners” or “Sub-Adviser”) replaces Bailard, Inc. (“Bailard”) as sub-adviser to the Fund.

Reference is made to the section entitled “Fees and Expenses of the Fund” beginning on page 53 of the Prospectus and page 1 of the Summary Prospectus. The tables describing the expenses of the Fund are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.77%	2.52%	1.52%
(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective April l, 2019. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.05% to 0.85%, depending on the effect of performance fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$745	$1,100	$1,479	$2,539
Class C	$255	$785	$1,340	$2,856
Class N	$155	$480	$829	$1,813

Reference is made to the heading entitled “Principal Investment Strategies” beginning on page 53 of the Prospectus and on page 2 of the Summary Prospectus. The last two paragraphs under this section are deleted in their entirety and replaced with the following paragraph:

The Sub-Adviser’s disciplined investment process seeks to capture returns from identifying the inefficiencies from markets failing to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of sustainable competitive advantage in companies. Therefore, the Sub-Adviser generally buys stocks of companies in countries that exhibit these traits and are generating high and improving Returns on Invested Capital and generally sells stocks of companies that are less attractive regarding the aforementioned metrics.

The information under the sub-headings “Sub-Adviser” and “Sub-Adviser Portfolio Manager” beginning on page 55 of the Prospectus and on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser: NS Partners Ltd. (“NS Partners” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Ian Beattie, Brian Coffey and Oliver Adcock. Messrs. Beattie, Coffey and Adcock have managed the Fund since April 2019. Ian Beattie, who joined NS Partners in 1996, currently serves as Head of Emerging Asia and Co-Chief Investment Officer. Brian Coffey, who joined NS Partners in 1988 currently serves as Investment Manager, Latin America, Middle East and North Africa (“MENA”). Oliver Adcock, who joined NS Partners in 2007, currently serves as Investment Manager, Emerging Europe.

The portion of the table following the section entitled “MANAGEMENT” beginning on page 80 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Fund is amended to read as follows:

Fund	Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Emerging Markets Stock Fund	0.70% –1.50%	0.65%	0.05%-0.85%

The information describing Bailard beginning on page 90 of the Prospectus is deleted in its entirety and replaced with the following:

Dunham Emerging Markets Stock Fund

NS Partners Ltd. (“NS Partners”) is located at 1 Knightsbridge Green, London SW1X 7QA, United Kingdom. Founded in 1988, NS Partners provides investment management services to pension funds,

foundations, mutual funds and insurance companies around the world. NS Partners had approximately $1.86 billion in assets under management as of December 31, 2018.

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Ian Beattie

Head of Emerging Asia and Co-Chief Investment Officer

Mr. Beattie joined NS Partners in 1996. He began his career at Royal Insurance as an Asian equity fund manager and also ran a Balanced Fund. Ian became Head of Asia ex Japan in 1997 and Co-Chief Investment Officer in April 2009. Ian holds a B.Sc., Economics, from City University, London.

Brian Coffey

Investment Manager, Latin America and MENA

Mr. Coffey joined NS Partners in 1988 and is responsible for research and stock selection in Latin America and Africa. He became Co-Head of emerging markets in 1998. Mr. Coffey received a B.Sc., General Science, from University College, Galway and a B.Sc., Financial Economics, from the University of London.

Oliver Adcock

Investment Manager Emerging Europe

Mr. Adcock joined NS Partners in September 2007 from Accenture, where he worked in their capital markets strategy consulting division. Mr. Adcock has responsibility for European stock selection, evaluating both developed and emerging Europe. Mr. Adcock holds a Master of Chemistry, Chemistry, from New College, University of Oxford.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

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DUNHAM FUNDS

Dunham Emerging Markets Stock Fund

Class A (DAEMX)

Class C (DCEMX)

Class N (DNEMX)

Supplement dated March 29, 2019

to the

Statement of Additional Information dated February 28, 2019 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Reference is made to the section entitled “PORTFOLIO MANAGERS” beginning on page 70 of the SAI. The information pertaining to Messrs. Hill, Leve and McKellar of Bailard, Inc. is deleted in its entirety and is replaced by the following:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Registered Investment Company Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Pooled Investment Vehicle Assets Managed ($ millions)	Other Accounts	Other Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Ian Beattie NS Partners Ltd. Dunham Emerging Markets Stock Fund	0	0	3	$114	38	$1,745	$1,859
Brian Coffey NS Partners Ltd. Dunham Emerging Markets Stock Fund	0	0	3	$114	38	$1,745	$1,859
Oliver Adcock NS Partners Ltd. Dunham Emerging Markets Stock Fund	0	0	3	$114	38	$1,745	$1,859

Reference is made to the section entitled “Conflicts of Interest” beginning on page 73 of the SAI. The information pertaining to Bailard, Inc. beginning on page 81 is deleted in its entirety and replaced with the following:

NS Partners Ltd. (“NS Partners”) - NS Partners has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. For instance, NS Partners may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. NS Partners has adopted procedures to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. All client accounts are treated in a fair and equitable manner.

Reference is made to the section entitled “Compensation” beginning on page 82 of the SAI. The information pertaining to Bailard, Inc. on page 86 is deleted in its entirety and replaced with the following:

NS Partners - NS Partners’ compensation structure is specifically designed to attract, motivate, and retain talented professionals. All senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner’s individual contribution. The profits of the business are distributed to partners in proportion to their stake. Responsibility and contribution are reviewed annually by the partners and equity share is adjusted accordingly. The firm offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegial atmosphere that employees appreciate and reward with their loyalty.

Reference is made to the sub-section entitled “Ownership of Securities” beginning on page 87. The portions of the table under this section pertaining to Messrs. Hill, Leve and McKellar are deleted in their entirety and replaced with the following:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Ian Beattie	Dunham Emerging Markets Stock Fund	None
Brian Coffey	Dunham Emerging Markets Stock Fund	None
Oliver Adcock	Dunham Emerging Markets Stock Fund	None

*As of December 31, 2018

Reference is made to the section entitled “APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS” beginning on page 103 of the SAI. The proxy voting policies and procedures of Bailard, Inc. are deleted in their entirety and replaced with the following:

NS PARTNERS LTD.

PROXY VOTING POLICIES AND PROCEDURES

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NS Partners Ltd Proxy Voting Policy February 2018

INTRODUCTION

As a registered investment advisor, NS Partners Ltd (“NSP”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. In addition to our own research, we pay ISS, an independent proxy review service, to provide an analysis of all non-routine proxy issues.

PROXY POLICIES

This statement is designed to be responsible to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. NSP reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favour of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. We will withhold votes for directors who fail to attend at least seventy-five per cent of board meetings within a given year without a reasonable excuse, where attendance records are available. We will also withhold votes for any director nominee deemed to be an insider who also serves on the board’s audit or compensation committees. These policies are only possible in markets with election of individual directors. Where entire board of director elections are the norm we vote on the performance record of the entire board with respect to shareholder protection.

APPOINTMENT OF AUDITORS: NSP believes that the company remains in the best position to select the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

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CHANGES IN CAPITAL STRUCTURE: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, NSP will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyse on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred per cent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or of the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURES, MERGERS AND ACQUISITIONS: NSP believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyse such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: NSP believes that certain fundamental rights of shareholders must be protected. We will generally vote in favour of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analysing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

CORPORATE GOVERNANCE: NSP recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfil their obligations to the shareholders. We favour proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

ANTI-TAKEOVER MEASURES: NSP believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will support “new generation” style shareholder rights plans, which we feel exclusively seek to give management additional time to find alternative or competing bids. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: NSP believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyse the

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proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose option plans where non-executive director participation is not clearly defined and reasonable. We will generally oppose plans that permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: NSP will review and analyse on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to:

Anna Kirk
Chief Compliance Officer
NS Partners Ltd
1 Knightsbridge Green
LONDON
SW1X 7QA
UK

You should read this Supplement in conjunction with the Statutory Prospectus dated February 28, 2019, the Summary Prospectus dated February 28, 2019 and the Statement of Additional Information dated February 28, 2019, which provide information that you should know about the Dunham Emerging Markets Stock Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

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